UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 8, 2010

SOUTHERN CHINA LIVESTOCK, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52866	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88 Guihuayuan, Guanjingcheng
Yujiang, Yingtan City, Jiangxi Province
People’s Republic of China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 +86 (701) 568-0890
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Departure of Officers and Directors

On October 8, 2010, Shu Kaneko resigned as the Chief Financial Officer and as a member of the Board of Directors of Southern China Livestock, Inc. (the “Company”) for the purpose of accepting the position as Director of Business Development with the Company.  In addition, Xin Zhao resigned as a member of the Board of Directors of the Company effective the same day. There were no disagreements between Mr. Kaneko and Mr. Zhao and the Company.

Appointment of Officers and Directors

On October 8, 2010, Shu Kaneko was appointed as the Director of Business Development and Wei (Wayne) He was appointed as the Chief Financial Officer and Director of the Company.

Shu Kaneko, Director of Business Development

Mr. Kaneko has over 16 years of experience in the financial service industry.  He has served as the chief financial officer of Emerald Dairy Inc. since November 2007.  Prior to his position with Emerald Dairy, Mr. Kaneko worked with the financial services advisory group with Ernst & Young from 2001 through 2007.  Mr. Kaneko received his Master of Business Administration from Georgetown University.

Mr. Wei (Wayne) He, Chief Financial Officer and Director

Mr. Wei He has over ten years of experience in general management, corporate finance and investor relations management. From November 2008 to August 2010, he has served as a director of North America operations of Liyuan Aluminum, one of the top aluminum extrusion manufacturing companies of China.  From 2005 to 2008, Mr. He was founder and managing director of Simba Media, Inc., a media company that facilitates high-level business communications between China and U.S.   He worked with a variety of clients including China Central Television (CCTV) and China Film Equipment Corporation (CFEC).   Mr. He obtained his Master of Business Administration degree at The Anderson School at UCLA in 2002.

Family Relationships

Mr. Kaneko and Mr. He do not have a family relationship with any of the officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreements

On October 8, 2010, we entered into an employment agreement (the “Employment Agreement”) with Mr. Wei (Wayne) He pursuant to which he would serve as the Chief Financial Officer of the Company for a term of two years.  Mr. He will receive base salary of $80,000 per year, payable semi-monthly in accordance with the customary payroll practices of the Company. Upon completion of an underwritten initial public offering, such base salary shall be increased to $120,000. In addition to the base salary, Mr. He may receive a discretionary bonus at the Company’s fiscal year end, in an amount to be determined by the Board of Directors, in its sole discretion, up to three months of his base salary.  The Board of Directors approved the Employment Agreement on October 8, 2010.  The Employment Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated October 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CHINA LIVESTOCK, INC.

Date: October 14, 2010	By:	/s/ Luping Pan
Luping Pan President, Chief Executive Officer and Director